Exhibit 99.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zheng Baohua, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of China Global Development, Inc. on Form 10-QSB for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly represents in all material respects the financial condition and results of operations of China Global Development, Inc.


                                              By:/s/ Zheng Baohua
                                                 ---------------------------
                                              Name: Zheng Baohua
                                              Title: Chief Executive Officer


I, Baldwin Yung, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of China Global Development, Inc. on Form 10-QSB for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly represents in all material respects the financial condition and results of operations of China Global Development, Inc.


                                              By:/s/ Baldwin Yung
                                                 -----------------------------
                                              Name:  Baldwin Yung
                                              Title: Chief  Accounting Officer